CONSENT AND AGREEMENT TO ASSIGN LICENSE AGREEMENT

1. OXiGENE, INC., a Delaware corporation with its principal place of business in Watertown, MA ("OXiGENE") entered into a License Agreement with AENGUS PHARMACEUTICALS, INC. ("AENGUS"), a Delaware corporation, with an effective date of September 14, 2003 ("Agreement").

2. AENGUS is merging its business operations into OncoVista-Aengus, Inc. ("OncoVista") and as part of the merger, AENGUS intends to assign the Agreement to OncoVista.

3. AENGUS has requested OXiGENE's consent to the assignment as required under Section 18.4 of the Agreement.

4. OXiGENE hereby consents to the assignment of the Agreement to OncoVista, subject to the condition that there will be no diminution of its rights under the Agreement.

5. In return for OXiGENE consenting to the assignment of the Agreement, OncoVista hereby agrees to comply with all of AENGUS' responsibilities and duties under the Agreement as if it had been a party to that Agreement.

This Consent and Agreement to Assign License Agreement is executed this ____ day of December 2005 by each party's duly authorized representative.

OXiGENE INC.	ONCOVISTA AENGUS PHARMACEUTICALS, INC.
By: ____________________	By: Alexander L. Weis
Name: ____________________	Name: Alexander L. Weis
Title: ____________________	Title: President & CEO

LIT 1553643v.1

CONSENT AND AGREEMENT TO ASSIGN LICENSE AGREEMENT

1. OXiGENE, INC., a Delaware corporation with its principal place of business in Watertown, MA ("OXiGENE") entered into a License Agreement with AENGUS PHARMACEUTICALS, INC. ("AENGUS"), a Delaware corporation, with an effective date of September 14, 2003 ("Agreement").

2. AENGUS is merging its business operations into OncoVista-Aengus, Inc. ("OncoVista") and as part of the merger, AENGUS intends to assign the Agreement to OncoVista.

3. AENGUS has requested OXiGENE's consent to the assignment as required under Section 18.4 of the Agreement.

4. OXiGENE hereby consents to the assignment of the Agreement to OncoVista, subject to the condition that there will be no diminution of its rights under the Agreement.

5. In return for OXiGENE consenting to the assignment of the Agreement, OncoVista hereby agrees to comply with all of AENGUS' responsibilities and duties under the Agreement as if it had been a party to that Agreement.

This Consent and Agreement to Assign License Agreement is executed this ____ day of December 2005 by each party's duly authorized representative.

OXiGENE INC.

By: [signature]
Name: JAMES MURPHY
Title: VP CFO

ONCOVISTA AENGUS PHARMACEUTICALS, INC.

By: ______________________
Name: ______________________
Title: ______________________

LIT 1553645v.1